--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
SUPERIOR NATIONAL INSURANCE GROUP  )   REPORT NUMBER 4               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     01-Jul-00
                            DEBTOR )                           TO:     31-Jul-00
___________________________________)   _________________________________________
CHAPTER 11 CASE NO. SV00-14099-GM  )
___________________________________

1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal and State Income Taxes                            _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopies, etc.              _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sales of Assets                      _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

                 SEE ATTACHED SCHEDULE C

----------------------------------------------------------------------------------------------------

* The Debtor acknowledges the possibility of additional leases and is currently researching its records. Any new identified lessors will be included in future reports.

4.    Tax Liability:

                    Gross Payroll Expense For Period                  $1,278,060
                    Gross Sales for Period Subject to Sales Tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes      07/07/00 & 07/21/00  $371,725            0
State Payroll and Withholding Taxes        07/07/00 & 07/21/00  $ 66,374            0
State Sales and Use Tax                          N/A               $0              N/A
Real Property Taxes                              N/A               $0              N/A
                                         -----------------------------------------------------------

                 ALL PAYROLL TAXES PAID BY ADP
                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 4
--------------------------------------------------------------------------------
                                                                     Page 3 of 3

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Pachulski Stang Ziehl
              Young & Jones                   Attorney             None
             *Latham & Watkins                Attorney           $115,623

             -------------------------------------------------------------------
             *Latham & Watkins' employment has not yet been approved by the
              Court.

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

     6/30/00       $2,219,893.00      $7,500.00                                                       $7,500.00

----------------------------------------------------------------------------------------------------------------

I, Alex Corbett, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: 10/11/00                                Signed: /s/ Alex Corbett
       --------                                        -------------------------

SCHEDULE A

                            SNIG, BIG, SNIA, and SNIS
                             Schedule of Operations
                          One Month ended July 31, 2000
                                   (Unaudited)

(In thousands)
                                                                                                                     Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination      Total
                                                  --------      --------      --------      --------   -------------    --------
Revenues:

Commission Income                                 $     --      $     --      $    525      $  1,065      $     --      $  1,610

Net Investment Income                                   12            33             3           258            --           306
                                                  --------      --------      --------      --------      --------      --------
   Total Revenues                                       12            33           528         1,343            --         1,916
                                                  --------      --------      --------      --------      --------      --------
Expenses:

Interest Expenses                                    1,126            --            --            --            --         1,126

General and administrative
   Other                                               367            --           (16)         (209)           --           162
                                                  --------      --------      --------      --------      --------      --------
   Total Expenses                                    1,513            --           (16)         (209)           --         1,288
                                                  --------      --------      --------      --------      --------      --------

Income (loss) before income taxes and preferred
   securities dividends and accretion               (1,501)           33           543         1,552            --           627

Income tax (benefit) expense                             0            --            --            --            --             0
                                                  --------      --------      --------      --------      --------      --------
Income (loss) before preferred securities
   dividends and accretion                          (1,501)           33           543         1,552            --           627

Preferred securities dividends and accretion          (998)           --            --            --            --          (998)

Expenses not related to business operations:
   Legal and Professional Fees                          --            --            --            --            --            --
   Other non-operating expenses                         --            --            --            --            --            --
                                                  --------      --------      --------      --------      --------      --------
                                                    (2,499)           33           543         1,552            --          (371)

Equity in income (loss) from subsidiaries            2,123         2,090            --            --        (4,218)           (5)
                                                  --------      --------      --------      --------      --------      --------
   Net (Loss) Income                              $   (376)     $  2,123      $    543      $  1,552      $ (4,218)     $   (376)
                                                  ========      ========      ========      ========      ========      ========

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession Operating Report No. 1
Aging of Accounts Payable and Receivable - 2
As of July 31, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                       Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               4,314,853                 50,000                    --            1,465,087
Overdue  31-60 days                                  4,584,105                 25,000                    --              934,609
Overdue  61-90 days                                  3,578,715                 10,000                     1                   --
Overdue  91-120 days                                        --                 40,000                    --            3,080,486
Overdue  121+ days                                          --                564,665                    --            5,621,547
                                               --------------------------------------      -------------------------------------
Total                                              $12,477,673            $   689,665            $        1          $11,101,729
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                       Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                      --                 23,985                    --                   --
Overdue 31-60 days                                      16,227                 98,812                    --                   --
Overdue  61-90 days                                        215                 29,524                    --                    1
Overdue  91-120 days                                        --                  3,058                    --                   --
Overdue  121+ days                                          --                598,374                    --           14,963,853
                                               --------------------------------------      -------------------------------------
Total                                               $   16,442            $   753,753            $       --          $14,963,854
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                       Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                              10,755,387              2,981,394               100,259                   --
Overdue  31-60 days                                  5,106,751              1,572,141                    --              201,832
Overdue  61-90 days                                  7,245,252              1,423,486                    --              127,737
Overdue  91-120 days                                        --              1,895,689                    --                6,594
Overdue  121+ days                                          --              7,400,446                    --              321,480
                                               --------------------------------------      -------------------------------------
Total                                              $23,107,389            $15,073,155            $  100,259          $   657,624
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                       Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,271,222              1,665,148               894,505                   --
Overdue  31-60 days                                   (920,417)             1,538,459               933,167                   --
Overdue  61-90 days                                    524,915              1,452,869               127,737                   --
Overdue  91-120 days                                        --              2,327,286                    --                   --
Overdue  121+ days                                          --              6,715,793                    --               98,383
                                               --------------------------------------      -------------------------------------
Total                                               $  875,720            $13,699,675            $1,955,410          $    98,383
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                       Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                              16,341,461              4,720,527               994,764            1,465,087
Overdue  31-60 days                                  8,786,666              3,234,411               933,167            1,136,441
Overdue  61-90 days                                 11,349,097              2,915,999               127,739              127,739
Overdue  91-120 days                                        --              4,066,033                    --            3,087,080
Overdue  121+ days                                          --             15,279,278                    --           21,005,243
                                               --------------------------------------      -------------------------------------
Total                                              $36,477,224            $30,216,249            $2,055,670          $26,821,590
                                               --------------------------------------      -------------------------------------

SCHEDULE C
JULY 31,2000

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
         Creditor/Lessor                Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
BancBoston Leasing Inc./
 Fleet Capital Leasing                     Monthly       $235,337.00                08/01/00                 None
Bemiston Tower, Inc. PM Realty Advisor     Monthly       $  5,343.67                09/01/00                 None
Citizens Leasing Corporation               Monthly       See BIG's schedule for details
Dell Financial Services                    Monthly       $  8,264.07                08/20/00              See Note A
Equity Office Properties                   Monthly       $ 20,313.08                09/01/00                 None
IKON Office Solutions, Inc. / IOS Capital  Monthly          Various                 Various               See Note B
Kilroy Realty Corp.                        Monthly       $153,583.82                08/01/00                 None
Neopost                                    Monthly          Various                 Various               See Note B
Pitney Bowes Credit Corp.                  Monthly          Various                 Various               See Note B
Sharp Electronics Credit Co.               Monthly       $    350.33                09/01/00                 None
Stringer Business Systems Inc.             Monthly          Various                 Various               See Note B
Tiger Ventura County                       Monthly       $ 16,795.17                09/01/00                 None
Toshiba America Information Sys.           Monthly          Various                 Various               See Note B
Zodiac Development                         Monthly       $  9,454.31                09/01/00                 None
------------------------------------------------------------------------------------------------------------------------------------

Note A - Payments on various Dell leases have been paid on a monthly basis;
         however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services

Note B - Various copier and postal equipment lease payment history is presently being researched.

BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Post-Petition
                                         Frequency of                                                         Payments Not Made
                                         Payments per     Amount of                                      ---------------------------
      Creditor/Lessor                   Lease/Contract   Each Payment            Next Payment Due              Number         Amount
------------------------------------------------------------------------------------------------------------------------------------
Citizens Leasing Corporation              Monthly        $206,798.26                08/01/00                    None
Dell Financial Services                   Monthly        $ 48,476.08                08/15/00                 See Note A
Kaiser-Francis Oil Company                Monthly        $  3,620.58                09/01/00                    None
Mack Cali Realty /
  500 Columbia Tpk Assoc. LLC             Monthly        $  9,245.77                09/01/00                    None
Principal Management Corporation /
 GCI CAPITAL, INC.                        Monthly        $ 30,827.28                08/01/00                    None
SP Environmental Systems /
  Union Pacific RR Co.                    Monthly        $ 12,465.16                09/01/00                    None
Transwestern CG Partner                   Monthly        $  5,908.75                09/01/00                    None
------------------------------------------------------------------------------------------------------------------------------------

Note A - Payments on various Dell leases have been paid on a monthly basis;
         however, due to billing discrepancies the actual amounts paid are being confirmed with Dell Financial Services

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. 1
Insurance Coverage - 5
As of July 31, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp. Date       Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona         Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Jul-00
Arkansas        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Jul-00
California      State Compensation
                 Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-Jul-00
Colorado        Pinnacol Assurance       Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-Jul-00
Florida         Florida W/C Joint
                 Underwriting
                 Association, Inc.       Di Buduo & De Fendis Insurance Group     Statutory   09-Jun-01      31-Jul-00
Georgia         Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Jul-00
Illinois        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-Jul-00
Indiana         Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   13-Jul-01      13-Jul-00
Kansas          Travelers Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   11-Aug-01      31-Jul-00
Louisiana       Louisiana W/C
                 Corporation             Di Buduo & De Fendis Insurance Group     Statutory   31-May-01      31-Jul-00
Missouri        Travelers Property &
                 Casualty                Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Jul-00
New Jersey      Granite State Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Jul-00
New Mexico      New Mexico Mutual
                 Casualty Company        Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      31-Jul-00
New York        The State Insurance
                 Fund (N.Y.)             Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      02-Jun-01
Oklahoma        State Insurance Fund     Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      01-Jul-01
Oregon          Liberty Northwest
                 Insurance Corporation   Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      31-Jul-00
Pennsylvania    State Workmens'
                 Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Tennessee       The Cincinnati
                 Insurance Companies     Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-Jul-00
Texas           Texas W/C Insurance
                 Fund                    Di Buduo & De Fendis Insurance Group     Statutory  [ILLEGIBLE]     01-Jun-01
Utah            Workers' Compensation
                 Fund of Utah            Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Wisconsin       Tri-State Insurance
                 Company of Minnesota    Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
New Jersey      Centre Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      01-Jun-00
All Other State Centre Insurance
                 Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      01-Jun-00

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

July 31, 2000                                                         Schedule E

                                                                                                          Policy Exp.   Premium paid
Company                   Agent                 Type of Insurance              Amount of Coverage             Date        thru date
-------                   -----                 -----------------              ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis  Commercial General Liability
                                                  Package
                                                  General Liability            $1 million per occurrence   10/1/00       10/1/00
                                                                               $2 million aggregate
                                                 Advertising Injury            $1 million
                                                 Employee Benefit Liability    $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Automobile
                                                  Liability                    $1 million                  12/10/00      12/10/00
                                                  Medical                      $5,000
                                                  Uninsured Motorist           $500,000
                                                  Physical Damage              Actual value less $500
                                                                                deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore       Directors & Officers (run-off)
                                                 Reliance                      $5,000,000                   5/1/03        5/1/03
                                                 Lloyd's of London             $5,000,000 xs $5,000,000
                                                 Gulf Insurance Company        $10,000,000 xs $10,000,000
                                                 Executive Risk Indemnity      $10,000,000 xs $20,000,000
                                                 Philadelphia Indemnity        $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Employer Practice Liability   $1 million per loss          12/10/00      12/10/00
                                                                               & in the aggregate

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Fiduciary Liability           $5 million per loss          12/10/00      12/10/00
                                                                               & in the aggregate

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Fidelity Bond                 $5 million                   12/10/00      12/10/00

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Commercial Umbrella           $20 million per occurrence   12/10/00      12/10/00
                                                                               $20 million aggregate

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Excess Liability              $10 million per occurrence   12/10/00      12/10/00
                                                                               $10 million aggregate

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Difference in Condition       $10 million per occurrence   12/10/00      12/10/00
                                                                               $10 million aggregate
                                                                               *$25,000 deductible, minimum
                                                                               and 9% of total insurable
                                                                               property

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Difference in Condition       $10 million                  12/10/00      12/10/00
                                                 Excess

SNIG, BIG, SNIS, & SNIA   Di Buduo & De Fendis   Accident Policy               $1 million to $3 million      1/1/01        1/1/01
                                                 (Life/Travel)                 (depends on rank of officer)

BIG only                  Di Buduo & De Fendis   Professional Liability        $10 million per loss         12/10/00      12/10/00
                                                 Run Off BIG companies         & in the aggregate
                                                 only/acts b/f 12/10/99
                                                 * $500,000 deductible